                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              CCFNB BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

NOTICE OF 2004
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT



--------------------------------------------------------------------------------

                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                               YOUR PROXY PROMPTLY

--------------------------------------------------------------------------------




                                        Wednesday, May 5, 2004
                                        10:30 A.M.
                                        The Danville Elks
                                        Located on Route 11 between
                                        Bloomsburg and Danville
                                        Pennsylvania

                                                            March 30, 2004




Dear CCFNB Stockholder:


You are cordially invited to join us at the 2004 Annual Meeting of Stockholders of CCFNB Bancorp, Inc. (the "Corporation") at the Danville Elks located on Route 11 between Bloomsburg and Danville, Pennsylvania on Wednesday, May 5, 2004 at 10:30 am.

Enclosed with this Proxy Statement are your voting instructions and the 2003 Annual Report.

At this meeting, we will vote on the matters described in the Proxy Statement. We know that it is not practical for most stockholders to attend the Annual Meeting in person. In addition, annual meetings are not the most efficient way to communicate with our stockholders. Therefore, we encourage you to visit our site on the Worldwide Web at http://www.ccfnb.com for up-to-the-moment news about the Corporation. As an alternative, you may call for current news releases via our facsimile on demand service at (570) 387-4017.

Whether or not you plan to attend the Annual Meeting, we strongly encourage you to designate the proxies shown on the enclosed card to vote your shares. Please complete, sign, date and return the enclosed proxy card in the postage pre-paid envelope.

I would like to take this opportunity to remind you that your vote is important.

                                                            Sincerely,




                                                            Lance O. Diehl
                                                            President

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:          May 5, 2004
TIME:          10:30 A.M.
PLACE:         The Danville Elks
               Located on Route 11 between
               Bloomsburg and Danville, PA

MATTERS TO BE VOTED UPON:

1. Election of three Class 2 directors to hold office for a three-year term;

2. Ratification of the appointment of J. H. Williams & Co., LLP as our independent auditors for the year 2004; and

3.       Any other matters that may properly come before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE ELECTION OF DIRECTORS AND THE APPOINTMENT OF J. H. WILLIAMS & CO., LLP.

Stockholders who are holders of record of the Common Stock at the close of business on March 23, 2004, will be entitled to vote at the meeting.

--------------------------------------------------------------------------------

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders. If you wish to attend, please indicate your wish by checking the box that appears on the proxy card.

--------------------------------------------------------------------------------

IT WILL BE HELPFUL TO US IF YOU WILL READ THE PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE PROXY CARD, AND THEN VOTE BY FILLING OUT, SIGNING AND DATING THE PROXY CARD AND RETURNING IT BY MAIL IN THE POSTAGE PRE-PAID ENVELOPE.

LANCE O. DIEHL                                    Bloomsburg, Pennsylvania
President                                         March 30, 2004

                                TABLE OF CONTENTS

                                                                                  Page No.
                                                                                  --------
QUESTIONS AND ANSWERS...........................................................         1

BOARD OF DIRECTORS..............................................................         2
*  Election Of Directors........................................................         3
   Committees Of The Board Of Directors Of The Corporation......................         4
   Committees Of The Board Of Directors Of The Bank.............................         5
   Board Of Directors' Compensation.............................................         5

STOCK OWNERSHIP.................................................................         6
   Stock Owned By Directors And Executive Officers..............................         6
   Section 16(A) Beneficial Ownership Reporting Compliance......................         7
   Voting Stock Owned By "Beneficial Owner".....................................         7

EXECUTIVE COMPENSATION..........................................................         7
   Summary Compensation Table(1)................................................         7
   Human Resource Committee Report On Executive Compensation....................         8
   Five-Year Performance Graph..................................................        10

AUDIT COMMITTEE REPORT..........................................................        11

INDEPENDENT AUDITORS............................................................        11
*  Proposal To Approve The Appointment Of J. H. Williams & Co., LLP.............        11
   Required Vote................................................................        12
   Audit Fees...................................................................        12
   Audit-Related Fees...........................................................        12
   Tax Fees.....................................................................        12
   All Other Fees...............................................................        12

OTHER INFORMATION...............................................................        12
   Transactions Involving The Corporation's Directors And Executive Officers....        12
   No Significant Legal Proceedings.............................................        13
   Other Proposed Action........................................................        13
   Stockholder Proposals For 2005 Annual Meeting................................        13
   Additional Information Available.............................................        13
   How To Contact Our Directors.................................................        13

ATTACHMENTS

     Audit Committee Charter

---------------------------------

* Matter to be voted upon.

                              QUESTIONS AND ANSWERS


Q:     WHAT AM I VOTING ON?

A: Two proposals. Item numbers below refer to item numbers on the proxy card.

              Item 1. Election of three Class 2 directors

              Item 2. Ratification of appointment of J. H. Williams & Co., LLP as independent auditors of the Corporation


Q:     WHO CAN VOTE?

A: All stockholders of record at the close of business on March 23, 2004 are entitled to vote. Holders of the Corporation's Common Stock are entitled to one vote per share. Fractional shares, such as those in the dividend reinvestment plan, may not be voted.


Q:     HOW DO I VOTE FOR DIRECTORS?

A: Each share is entitled to cast one vote for each nominee. For example, if you can vote 100 shares, you can cast up to 100 votes for each nominee for director.


Q:     WHO CAN ATTEND THE MEETING?

A: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Please indicate your wish to attend on the proxy card. Everyone must check in at the registration desk at the meeting.


Q:     HOW DO I VOTE?

A: Complete, date, sign and mail the proxy card in the enclosed postage pre-paid envelope. By voting with the proxy card, you will authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares according to your instructions.


Q:     WHAT HAPPENS IF I DO NOT INDICATE MY PREFERENCE FOR ONE OF THE ITEMS?

A: If you do not indicate how you wish to vote for one or more of the nominees for director, the proxies will vote FOR election of all the nominees for Director (Item 1). If you "withhold" your vote for any of the nominees, this will be counted as a vote AGAINST that nominee. If you leave Item 2 blank, the proxies will vote FOR ratification of the appointment of J. H. Williams & Co., LLP (Item 2).


Q:     WHAT IF I VOTE AND THEN CHANGE MY MIND?

A: You can revoke your proxy by writing to us, by voting again via mail, or by attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.


Q:     WHAT CONSTITUTES A QUORUM?

A: As of the record date, March 23, 2004, the Corporation had 1,276,914 shares of Common Stock outstanding. The holders of Common Stock have the right to cast a total of 1,276,914 votes. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in "street" name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

Q:     IS MY VOTE CONFIDENTIAL?

A: Yes. Proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential except in certain circumstances where it is important to protect the interests of the Corporation and its stockholders. Generally, only the judges of election and the employees of American Stock Transfer & Trust Company processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy card unless you ask that your name be disclosed to management.


Q:     WHO WILL COUNT THE VOTES?

A: Employees of American Stock Transfer & Trust Company will tabulate the votes and the judges of election will review their tabulation process.


Q:     WHAT SHARES ARE INCLUDED IN THE PROXY CARD?

A: The shares listed on your card sent by the Corporation represent all the shares of Common Stock held in your name (as distinguished from those held in "street" name), including those held in the dividend reinvestment plan. You will receive a separate card or cards from your broker if you hold shares in "street" name.


Q:     WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: It indicates that your shares are held in more than one account, such as two brokerage accounts and registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449.


Q:     HOW MUCH DID THIS PROXY SOLICITATION COST?

A: The Corporation has retained American Stock Transfer & Trust Company to solicit and tabulate proxies from stockholders at an estimated fee of $750.00, plus expenses. (Note that this fee does not include the costs of printing and mailing the proxy statements.) Some of the officers and other employees of the Corporation also may solicit proxies personally, by telephone and by mail. The Corporation will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.


Q:     WHOM CAN I CALL WITH ANY QUESTIONS?

A: You may call American Stock Transfer & Trust Company at 1-800-937-5449 or visit their website: http://www.amstock.com.


                               BOARD OF DIRECTORS

THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIP ON BOARD OF DIRECTORS' COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.

                              ELECTION OF DIRECTORS

                              Item 1 on Proxy Card

The Corporation has nine directors who are divided into three classes: three directors are in Class 1; three directors are in Class 2; and three directors are in Class 3. Each director holds office for a three-year term. The terms of the classes are staggered, so that the term of office of one class expires each year.

At this meeting, the stockholders elect three Class 2 directors. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the three nominees for Class 2 director. All of the nominees are recommended by the Board of Directors:

                                 Lance O. Diehl

                                 William F. Hess

                                Paul E. Reichart

All nominees have consented to serve as directors. The Board of Directors has no reason to believe that any of the nominees should be unable to act as a director. However, if any director is unable to stand for re-election, the Board of Directors will designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

The following information includes the age of each nominee and current director as of the date of the meeting. All directors of the Corporation are also directors of the bank.



CLASS 1 DIRECTORS WHOSE TERM EXPIRES IN 2005

         ROBERT M. BREWINGTON, JR., 53

         Director since 1996. Owner of Sutliff Motors and Brewington Transportation (sales and service of cars and trucks; school bus contractor).

         WILLARD H. KILE, JR., D.M.D., 49

         Director since 2000. Partner of Kile & Robinson LLC (dentists); Partner of Kile & Kile Real Estate.

         CHARLES E. LONG, 68

         Director since 1993. Retired. Former President of Long Supply Co., Inc. (a wholesaler and retailer of hardware and masonry products).


CLASS 2 DIRECTORS WHOSE TERM EXPIRES IN 2004 AND NOMINEES FOR CLASS 2 DIRECTORS WHOSE TERM WILL EXPIRE IN 2007

         LANCE O. DIEHL, 38

         Director since 2003. President and Chief Executive Officer of the Corporation and the bank.

         WILLIAM F. HESS, 70

         Director since 1983. Former Chairman of the Corporation and the bank. Dairy farmer.

         PAUL E. REICHART, 66

         Director since 1983. Chairman and former Vice Chairman of the Corporation and the bank. Former President and Chief Executive Officer of the Corporation and the bank.

CLASS 3 DIRECTORS WHOSE TERM EXPIRES IN 2006

         DON E. BANGS, 72

         Director since 1985. Secretary of the Corporation and the bank. Former owner of Bangs Insurance Agency and former agent for The Thrush Insurance Agency.

         EDWARD L. CAMPBELL, 65

         Director since 1985. President of ELC Enterprises, Inc. and the sole proprietor of Heritage Acres Christmas tree sales.

         ELWOOD R. HARDING, JR., 57

         Director since 1984. Vice Chairman of the Corporation and the Bank. Attorney at law and President of Premier Real Estate Settlement Services, Inc. (title insurance).


REQUIRED VOTE

Nominees will be elected who receive a vote equal to a plurality of the shares of stock represented at the meeting. Your Board of Directors recommends a vote FOR the nominees for Class 2 director listed above. Abstentions and votes withheld for directors will have the same effect as votes against.

NUMBER OF MEETINGS

During 2003, the Corporation's Board of Directors held 12 meetings and the bank's Board of Directors held 24 meetings. All of the Corporation's directors attended 75% or more of all Board of Directors and Committee meetings of the Corporation and the bank during 2003.

             COMMITTEES OF THE BOARD OF DIRECTORS OF THE CORPORATION

         The Audit Committee of the Corporation is composed of the same members as the Audit Committee of the bank. See discussion under the caption: Audit Committee Report. The Audit Committee serves as the Qualified Legal Compliance Committee of the Corporation for purposes of Rule 205 of the Securities and Exchange Commission ("SEC").

         The Corporation has no other standing committees. The bank's Human Resource Committee performs the functions for a compensation committee of the Corporation. See the caption "Human Resource Committee Report on Executive Compensation".

         The independent directors of the Corporation who meet the independence requirements under appropriate rules of the NASDAQ Stock Market, SEC and applicable bank regulatory agencies, will perform the functions of a nominating and corporate governance committee. The following directors participate in the consideration of director nominations:

         Don E. Bangs

         Robert M. Brewington, Jr.

         Edward L. Campbell

         Elwood R. Harding, Jr.

         William F. Hess

         Willard H. Kile, Jr.

         Charles E. Long

                COMMITTEES OF THE BOARD OF DIRECTORS OF THE BANK


                                                         LONG       CREDIT
                          BOARD OF                       RANGE     ADMINI-      HUMAN               ASSET-
          NAME            DIRECTORS  EXECUTIVE  AUDIT  PLANNING    STRATION   RESOURCE    TRUST    LIABILITY
          ----            ---------  ---------  -----  --------    --------   --------    -----    ---------
Don E. Bangs                 x           x        x      x(1)

Robert M. Brewington,Jr.     x                    x                                                   x(1)

Edward L. Campbell           x                                                   x         x(1)

Lance O. Diehl               x           x                                                  x

Elwood R. Harding, Jr.       x           x                x                                 x          x

William F. Hess              x                                       x(1)        x          x          x

Willard H. Kile, Jr.         x                   x(1)                 x

Charles E. Long              x                    x       x           x         x(1)

Paul E. Reichart            x(1)        x(1)              x           x          x          x          x

(1)    Chairman.

EXECUTIVE COMMITTEE

The Executive Committee reviews the operations of the Board of Directors with respect to directors' fees and frequency of Board of Directors' meetings as well as the Corporation's capital structure, stock position and earnings. In addition, the Executive Committee analyzes other management issues and periodically makes recommendations to the Board of Directors based on its findings.

AUDIT COMMITTEE

The Audit Committee is responsible for the review and evaluation of the system of internal controls and corporate compliance with applicable rules, regulations and laws. The Audit Committee meets with outside independent auditors and senior management to review the scope of the internal and external audit engagements, the adequacy of the internal and external auditors, corporate policies to ensure compliance and significant changes in accounting principles. See, "Audit Committee Report".

LONG RANGE PLANNING COMMITTEE

This committee studies the future growth, capital development and corporate structure of the Corporation.

CREDIT ADMINISTRATION COMMITTEE

This committee reviews all new loans, past due loans, loan compliance, loan review and other pertinent matters.

HUMAN RESOURCE COMMITTEE

This committee recommends to the Board of Directors the amount to be considered for contribution to the profit sharing/401K plan and reviews the proposed salary increases of the officers, before they are presented to the Board of Directors for approval. See, "Human Resource Committee Report on Executive Compensation".

TRUST COMMITTEE

This committee is responsible for the oversight of the Trust Department, including the Trust Department investments and operations.

ASSET-LIABILITY COMMITTEE

This committee reviews asset-liability positions and provides support and direction in managing net interest margins and liquidity.

                        BOARD OF DIRECTORS' COMPENSATION

DIRECTORS' FEES

Directors' fees were paid by the bank in 2003 as follows:

      Fee for each Board of Directors' meeting attended...............  $425
      Fee for each committee meeting attended.........................  $250

The Chairman received a flat fee of $20,000 annually, and the Secretary received an additional fee of $1,500 in 2003. Directors received or deferred, in the aggregate, in 2003, $124,350 in fees. Directors of the Corporation are not paid for attendance at the Corporation's Board of Directors meetings. Such meetings usually occur immediately after meetings of the Bank's Board of Directors.

DEFERRED COMPENSATION AGREEMENTS FOR DIRECTORS

During 1990, the bank entered into agreements with two directors to establish non-qualified deferred compensation plans for each of these directors. In 1994, additional plans were established for these two directors plus another director. These plans are limited to four-year terms. The bank may, however, enter into subsequent similar plans with its directors. Each of the participating directors is deferring the payment to himself of certain director's fees to which he is entitled. Each director's future payment is based upon the cumulative amount of deferred fees together with interest currently accruing thereon at the rate of 8% per annum, subject to change by the Board of Directors. The bank has obtained life insurance (designating the bank as beneficiary) on the lives of certain directors in face amounts which are intended to cover the bank's obligations and related costs under the Director's Deferred Compensation Plan. As of December 31, 2003 and 2002, the net cash value of insurance policies was $368,924 and $331,095, respectively, and the total accrued liability was $214,418 and $216,039, respectively, relating to these directors' deferred compensation agreements.

During 2003, the directors were given the option of receiving or deferring their directors' fees under a non-qualified deferred compensation plan which allows the director to defer such fees until the year following the expiration of the director's term. Payments are then made over specified terms under these arrangements up to a ten year period. Interest is to accrue on these deferred fees at the five year certificate of deposit rate, which was 4% in 2003. Two directors have elected to participate in this program, and the total accrued liability at December 31, 2003 was $13,317.

                                 STOCK OWNERSHIP

THIS SECTION DESCRIBES HOW MUCH STOCK OUR DIRECTORS AND EXECUTIVE OFFICERS OWN. IT ALSO DESCRIBES THE PERSONS OR ENTITIES THAT OWN MORE THAN 5% OF OUR VOTING STOCK.

                 STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

This table indicates the number of shares of Common Stock owned by the executive officers and directors as of March 23, 2004. The aggregate number of shares owned by all directors and executive officers is 4.98%. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

           NAME OF INDIVIDUAL                     AMOUNT AND NATURE OF
          OF IDENTITY OF GROUP                   BENEFICIAL OWNERSHIP(1)                   PERCENT OF CLASS
          --------------------                   -----------------------                   ----------------
Don E. Bangs                                            8,826.504                                ----

Robert M. Brewington, Jr.                               8,646.589                                ----

Edward L. Campbell                                      6,109.820                                ----

Lance O. Diehl                                            544.051                                ----

Elwood R. Harding, Jr.                                 15,589.529                                1.22%

William F. Hess                                         4,660.931                                ----

Willard H. Kile, Jr.                                    3,632.237                                ----

Virginia D. Kocher                                        391.000                                ----

Charles E. Long                                         6,509.862                                ----

Paul E. Reichart                                        8,741.000                                ----

All Officers and Directors as a group
   (9 directors, 3 nominees, 5 officers,
    10 persons in total)                               63,651.523                                4.98%

(1) Includes shares held (a) directly, (b) jointly with a spouse, (c) individually by spouse, (d) by the transfer agent in the Corporation's dividend reinvestment account, (e) in the 401(k) plan, and (f) in various trusts.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers and directors and "beneficial owners" of more than ten percent of the Common Stock must file initial reports of ownership and reports of changes in ownership with the SEC pursuant to Section 16(a).

We have reviewed the reports and written representations from the executive officers and directors. The Corporation believes that all filing requirements were met during 2003 with the exception of the second quarter filings for Lance
O. Diehl, Robert M. Brewington, Jr. and retired Chief Operating Officer, J. Jan Girton. These Form 4 filings were submitted via paper format rather than electronically due to a misinterpretation of the new regulation effective on June 30, 2003. Mr. Diehl's and Mr. Brewington's filings were corrected by submitting them electronically on July 14, 2003. Mr. Girton's form was submitted electronically on July 17, 2003.

                    VOTING STOCK OWNED BY "BENEFICIAL OWNER"

There are no persons or entities known by the Corporation to own beneficially more than five percent of the Common Stock as of March 23, 2004.

                             EXECUTIVE COMPENSATION

THIS SECTION CONTAINS CHARTS THAT SHOW THE AMOUNT OF COMPENSATION EARNED BY OUR EXECUTIVE OFFICERS WHOSE SALARY AND BONUS EXCEEDED $100,000 FOR 2003. IT ALSO CONTAINS THE PERFORMANCE GRAPH COMPARING THE CORPORATION'S PERFORMANCE RELATIVE TO ITS PEER GROUP AND THE REPORT OF OUR HUMAN RESOURCE COMMITTEE EXPLAINING THE COMPENSATION PHILOSOPHY FOR OUR MOST HIGHLY PAID OFFICERS.

                         SUMMARY COMPENSATION TABLE (1)

                                                      ANNUAL COMPENSATION
                                        ------------------------------------------------          ---------------
NAME AND PRINCIPAL            FISCAL                                      OTHER ANNUAL               ALL OTHER
POSITION                       YEAR     SALARY($)      BONUS($)          COMPENSATION($)          COMPENSATION($)
--------                       ----     ---------      --------          ---------------          ---------------
Lance O. Diehl                 2003      100,000       1,883(2)            13,048(3)                13,118(4)
President and Chief            2002       72,424       2,796(5)             1,130(6)                 7,779(7)
Executive Officer              2001       67,547       2,350(8)             1,048(9)                 8,455(10)


(1) From January 1, 2001 through December 31, 2003, the Corporation did not pay any long-term compensation in the form of stock options, stock appreciation rights, restricted stock or any other long-term compensation, nor did it make any long-term incentive plan payments. Accordingly, no such information is presented in the summary compensation table set forth above. No such arrangements are currently in effect.

(2)    Represents a cash bonus representing 2 1/2% of 2002 base salary.

(3) Includes $8,925 as the payment of directors' fees and $4,123 representing the year 2003, 100% up to 3% and 50% up to the next 2% matching contribution to Mr. Diehl's 401K plan.

(4) Includes $11,099 as a payment for a deferred compensation plan; $711 representing car expense; $420 representing cell phone expense; $661 representing cafeteria plan benefits and $227 as annual term insurance premium payments on the life of Mr. Diehl.

(5)    Represents a cash bonus representing 4% of 2001 base salary.

(6) Represents the year 2002, 50% up to 3% matching contribution to Mr. Diehl's 401K plan.

(7) Includes $3,411 as a contribution to the bank's profit sharing plan; $420 representing cell phone expense; $3,680 representing cafeteria plan benefits and $268 as annual term insurance premium payments on the life of Mr. Diehl.

(8)    Represents a cash bonus representing 3 1/2% of 2000 base salary.

(9) Represents the year 2001, 50% up to 3% matching contribution to Mr. Diehl's 401K plan.

(10) Includes $3,647 as a contribution to the bank's profit sharing plan; $420 representing cell phone expense; $4,172 representing cafeteria plan benefits and $216 as annual term insurance premium payments on the life of Mr. Diehl.

            HUMAN RESOURCE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Executive compensation for the officers of the Corporation and the bank is determined by the Human Resource Committee of the Corporation's Board of Directors. Salaries and bonuses for the executive officers are reviewed annually. All executive compensation is paid by the bank to the applicable executive.

COMPENSATION PHILOSOPHY

The Corporation's executive compensation philosophy is designed to attract, retain, and motivate the best managerial talent available in line with three central themes: alignment, accountability, and attraction.

       -      Alignment with the long-term interests of our stockholders;

       - Accountability for results by linking executives to the Corporation and individual performance; and

       -      Attraction, motivation and retention of critical talent.

The Human Resource Committee annually conducts a full review of the performance of the Corporation and its executives in determining compensation levels. For 2003, the Human Resource Committee considered various qualitative and quantitative indicators of the Corporation and individual performance in determining the level of compensation for the Corporation's President and Chief Executive Officer and its other executive officers. The review included an evaluation of the Corporation's performance both on a short and long-term basis. This review included an analysis of quantitative measures, such as Return on Equity. The Human Resource Committee considered also qualitative measures such as leadership, experience, strategic direction, community representation and social responsibility. The Human Resource Committee has been sensitive to management's maintaining a balance between actions that foster long-term value creation and short-term performance. In addition, the Human Resource Committee evaluates total executive compensation in light of the operational and financial performance and compensation practices of the commercial banking industry in the Pennsylvania region.

Base salaries are reviewed each year and generally adjusted relative to individual performance and competitive salaries with the commercial banking industry in the Pennsylvania region.

A base salary average decrease of 26.62% was made to all executives in 2003. Actual salaries will continue to be set according to the scope of the responsibilities of each executive officer's position.

DEFERRED COMPENSATION AGREEMENTS FOR EXECUTIVE OFFICERS

In 1992, the bank entered into agreements with two executive officers to establish non-qualified deferred compensation plans. Each officer deferred compensation in order to participate in this Deferred Compensation Plan. If the officer continues to serve as an officer of the bank until he attains sixty-five
(65) years of age, the bank has agreed to pay him 120 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 65th birthday. Each officer's guaranteed monthly payment is based upon the future value of life insurance purchased with the compensation the officer has deferred. The bank has obtained life insurance (designating the bank as the beneficiary) on the life of each participating officer in an amount which is intended to cover the bank's obligations under the deferred compensation plan, based upon certain actuarial assumptions.

During 2002, the agreements with the two executive officers were modified. Under one agreement, the executive officer will receive $225,000 payable monthly over a 10 year period commencing in February 2003. Under another agreement, another executive officer will receive $175,000 payable monthly over a 10 year period commencing in April 2003. This second agreement will also provide post employment health care benefits to the executive officer until the attainment of age 65. As of December 31, 2003 and 2002, the net cash value of insurance policies was $318,119 and $292,515, respectively, and the total accrued liability, equal to the present value of these obligations, was $295,674 and $314,674, respectively, relating to these executive officers' and directors' deferred compensation agreements, and the accrued liability related to the post employment health care benefit was $14,336 and $14,668 as of December 31, 2003 and December 31, 2002, respectively.

In April 2003, the bank entered into non-qualified deferred compensation agreements with three executive officers to provide supplemental retirement benefits commencing with the executive's retirement and ending 15 years thereafter. The deferred compensation expense related to these agreements for the year ended December 31, 2003 and the total accrued liability as of December 31, 2003 was $55,131.

                           FIVE-YEAR PERFORMANCE GRAPH

The following graph and table compare the cumulative total stockholder return on the Corporation's Common Stock during the five-year period ending on December 31, 2003, with (i) the cumulative total return on the SNL Securities Corporate Performance Index (1) for 35 publicly-traded banks with under $250 million in total assets in the United States of America, and (ii) the cumulative total return for all United States stocks traded on the NASDAQ Stock Market. The comparison assumes the value of the investment in the Corporation Common Stock and each index was $100 on December 31, 1998, and assumes further the reinvestment of dividends into the applicable securities. The stockholder return shown on the graph and table below is not necessarily indicative of future performance.

                           CCFNB BANCORP, INCORPORATED

                              (PERFORMANCE CHART)




                                                                          PERIOD ENDING
                                              ---------------------------------------------------------------------
INDEX                                         12/31/98    12/31/99     12/31/00    12/31/01    12/31/02    12/31/03
-----                                         --------    --------     --------    --------    --------    --------
CCFNB Bancorp, Incorporated                     100.00       79.63        67.97       97.63      104.22      125.75
NASDAQ - Total US                               100.00      185.95       113.19       89.65       61.67       92.90
SNL <$250M Bank Index                           100.00       87.81        86.94      108.40      133.20      201.44



SOURCE : SNL FINANCIAL LC, CHARLOTTESVILLE, VA                    (434) 977-1600

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding day is used.

D.     The index level for all series was set to $100 on 12/31/98.

(1) SNL Securities is a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries.

                             AUDIT COMMITTEE REPORT

         The Audit Committee is made up of the following directors: Willard H. Kile, Jr. (Chairman), Don E. Bangs, Robert M. Brewington, Jr., and Charles E. Long. For more background information on these directors, see "Board of Directors." The Audit Committee operates pursuant to a charter. A copy of the Audit Committee Charter is attached to this Proxy Statement. In accordance with the charter, all of the members of the Audit Committee are independent and financially literate and at least one member of the Audit Committee has accounting or related financial management expertise.

         The Board of Directors has deemed Willard H. Kile, Jr. as the financial expert member of the Audit Committee in accordance with appropriate rules of the NASDAQ Stock Market and SEC.

         The Audit Committee, on behalf of the Board, oversees the Corporation's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements and the footnotes to these statements in the Corporation's fiscal year 2003 Annual Report to Shareholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Corporation's external auditors are responsible for expressing an opinion on the conformity of the Corporation's audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the external auditors their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Corporation's external auditors under generally accepted auditing standards. The Corporation's external auditors have expressed the opinion that the Corporation's audited financial statements conform to generally accepted accounting principles.

         The Audit Committee discussed with the external auditors their independence from management and the Corporation, and received the written disclosures concerning the external auditors' independence required by the Independence Standards Board to be made by the external auditors to the Corporation.

         Over the past year, the Audit Committee discussed with the Corporation's external auditors the overall scope and plans for their respective audits. The Audit Committee met with the external and internal auditors to discuss the results of their examinations, their evaluations of the Corporation's internal controls and the overall quality of the Corporation's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors the selection of J.H. Williams & Co., LLP, Certified Public Accountants, to serve as the Corporation's external auditors for the year ending December 31, 2004.

         Submitted by the members of the Audit Committee:

                  Willard H. Kile, Jr., Board Member and Committee Chair Don E. Bangs, Board Member
                  Robert M. Brewington, Jr., Board Member
                  Charles E. Long, Board Member

                              INDEPENDENT AUDITORS

PROPOSAL TO APPROVE THE APPOINTMENT OF J. H. WILLIAMS & CO., LLP
Item 2 on Proxy Card

J. H. Williams & Co., LLP, Certified Public Accountants, have audited the consolidated financial statements of the Corporation and the bank for many years, and the Board of Directors has appointed them for 2004. The firm has no relationship with the Corporation except for the existing professional relationship as Certified Public Accountants. The Audit Committee and the Board of Directors believe that J. H. Williams & Co., LLP's long-term knowledge of the Corporation and the bank is valuable to the Corporation. Representatives of J.
H. Williams & Co., LLP have direct access to members of the Audit Committee and regularly attend their meetings.

A representative of J. H. Williams & Co., LLP will attend the Annual Meeting and will have the opportunity to make a statement if he desires to do so. This representative will also be available to respond to appropriate questions.

REQUIRED VOTE

The proposal will be approved if it receives the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE APPOINTMENT OF J. H. WILLIAMS & CO., LLP. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

AUDIT FEES

         J. H. Williams & Co., LLP, billed the Corporation $63,500, in 2003, for services rendered for the audit of the Corporation's annual financial statements for the year ended December 31, 2003 and the reviews of the financial statements included in the Corporation's reports on SEC Form 10-Q for the quarters ended March 31, June 30 and September 30, 2003.

AUDIT RELATED FEES

         J. H. Williams & Co., LLP, billed the Corporation $9,450, in 2003, for the performance of agreed upon procedures with respect to the trust department ($6,000) and the retail sales of non deposit investment products of the bank ($3,450).

TAX FEES

         J. H. Williams & Co., LLP, billed the Corporation $5,500, in 2003, for tax compliance, tax advice and tax planning.

ALL OTHER FEES

         J. H. Williams & Co., LLP billed the Corporation $0, in 2003, for other services rendered.

         All such services that were performed by J. H. Williams & Co., LLP were done by permanent, full-time employees and partners of such firm.

         The Audit Committee considered whether the provision of the services rendered above was compatible with maintaining the independence of J. H. Williams & Co., LLP as the independent outside auditors. The Audit Committee concluded that the independence of such firm was maintained.

                                OTHER INFORMATION

THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.


                    TRANSACTIONS INVOLVING THE CORPORATION'S
                        DIRECTORS AND EXECUTIVE OFFICERS

The Corporation encourages its directors and executive officers to have banking and financial transactions with the bank. All of these transactions are made on comparable terms and with similar interest rates as those prevailing for other customers.

The total consolidated loans made by the bank at December 31, 2003, to its directors and officers as a group, members of their immediate families and companies in which they have a 10% or more ownership interest was $6,941,927 or approximately 25.1% of the Corporation's total consolidated capital accounts. The largest amount for all of these loans in 2003 was $7,415,454 or approximately 26.9% of the Corporation's total consolidated capital accounts. These loans did not involve more than the normal risk of collectibility nor did they present other unfavorable features.

                        NO SIGNIFICANT LEGAL PROCEEDINGS

The Corporation and the bank are not parties to any legal proceedings that could have any significant effect upon the Corporation's financial condition or income. In addition, the Corporation and the bank are not parties to any legal proceedings under federal and state environmental laws.

                              OTHER PROPOSED ACTION

The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholder proposals for the 2005 Annual Meeting must be received by November 30, 2004 to be considered for inclusion in the Corporation's 2005 Proxy Statement. Stockholder proposals for the 2005 Annual Meeting for which the proponents do not desire them to be included in the 2005 Proxy Statement must be received by February 11, 2005. Such proposals should be addressed to the Secretary.

                        ADDITIONAL INFORMATION AVAILABLE

A COPY OF THE ANNUAL DISCLOSURE STATEMENT OF COLUMBIA COUNTY FARMERS NATIONAL BANK MAY ALSO BE OBTAINED, AT NO COST, FROM MS. VIRGINIA D. KOCHER, VICE PRESIDENT, COLUMBIA COUNTY FARMERS NATIONAL BANK, 232 EAST STREET, BLOOMSBURG, PA 17815; TELEPHONE: (570) 387-4016.

SEC FILINGS FOR CCFNB BANCORP, INC. CAN BE ACCESSED ON THE WEB AT www.ccfnb.com UNDER THE "ABOUT OUR BANK" AND "CONTACT US" LINKS.

                          HOW TO CONTACT OUR DIRECTORS

SHAREHOLDERS WHO ARE INTERESTED IN COMMUNICATING WITH OUR INDEPENDENT DIRECTORS CAN DO SO BY WRITING A LETTER TO THAT INDEPENDENT DIRECTOR, C/O CCFNB BANCORP, INC., 232 EAST STREET, BLOOMSBURG, PA 17815.

By order of the Board of Directors




Lance O. Diehl
President

Bloomsburg, Pennsylvania
March 30, 2004

                               CCFNB BANCORP, INC.
                      COLUMBIA COUNTY FARMERS NATIONAL BANK

                         CHARTER OF THE AUDIT COMMITTEE

                                 APRIL 30, 2003

OBJECTIVE

The objective of the Audit Committee is to assist the full Board of Directors in fulfilling its fiduciary responsibilities. The Audit Committee is responsible for evaluating the Bank's compliance with laws, regulations, policies and procedures, and determining that the Bank has adequate administrative, operating and internal accounting controls. In addition, the Audit Committee is responsible for providing reasonable assurance regarding the integrity of financial and other data used by the Board of Directors.

RESPONSIBILITIES

The Audit Committee is responsible for:

     - Reviewing published Bank financial statements and the annual Report for accuracy, timeliness, and appropriate financial statement disclosures.

     - Reviewing the adequacy and effectiveness of key accounting and financial policies, including any significant changes thereto.

     - Evaluating security for computer systems, facilities, and backup systems.

     - Determining that no restrictions are imposed upon the audit scope that would hinder independence of the audit function.

     -   Evaluating responses by management to audit findings and reports.

     -   Monitoring management implementation of audit recommendations.

     - Assessing the impact of new accounting principles or policies promulgated by the accounting profession or proposed by Bank personnel.

     - Overseeing the investigation of conflicts of interest and unethical conduct.

     - Facilitating communication among the Board of Directors, the Bank's external auditors, internal auditors, the Office of the Comptroller of the Currency and the Federal Reserve System.

     - Reviewing and approving annual audit plans of the external and internal auditors.

     - Ensuring the receipt from the external and internal auditors of a formal written statement delineating all relationships between the auditor and the Bank. Also, actively engages in a dialogue with the auditor with response to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and to take appropriate action to ensure the independence of the outside auditors.

     - Requiring the external and internal auditor to discuss with the audit committee the auditors judgments about the quality, not just acceptability, of the Bank's accounting principles applied in its financial reporting. Also, recommends that outside auditors discuss the clarity of the company's disclosures.

     - Requiring a disclosure to shareholders to disclose whether the audit committee:

              1. discussed with management the quality of the accounting principles and significant judgments affecting the company's financial statements;

              2. discussed with the outside and internal auditor the auditors assessment of the quality of management's accounting principles and judgments;

              3. discussed among themselves, without the presence of management or the outside or internal auditor, the information from (1) and (2); and

              4. believes that the company's financial statements are fairly presented in conformity with GAAP.

The above responsibilities of the Audit Committee will be discharged through review of audit reports and discussions with external auditors, as well as Bank management.

ADMINISTRATIVE

     - The Audit Committee will consist of at least two Board members and a Chairperson designated by the Board. The process of appointing members to the Audit Committee will provide a level of service continuity.

     - Each committee member shall be independent according to the specified criteria in Section 301 of the Sarbanes-Oxley Act of 2002.

     - The Audit Committee members will be directly responsible for the appointment, compensation, retention, and oversight of the issuer's outside and internal auditors, and the outside and internal auditors must report directly to the Audit Committee.

     - The Audit Committee will establish procedures for handling anonymous complaints regarding accounting, internal controls and auditing matters.

     - The Audit Committee will have the authority to engage independent counsel and other advisors.

     -   CCFNB will provide appropriate funding for the Audit Committee.

     - The Audit Committee will meet at least four times a year and will have the opportunity to meet in executive session with external and internal auditors at least annually. Furthermore, the Committee has the authority to call additional meetings and has the ability to communicate with Senior Management between regularly scheduled meetings, as deemed necessary.

     - Written minutes shall be prepared for each meeting and distributed to the full Board of Directors.

     - Require disclosure to shareholders of whether the Audit Committee has adopted a written charter, and if so, whether the committee has satisfied its responsibilities during the prior year in compliance with the charter. The charter should be disclosed at least triennially in the annual report and in the next annual report after any significant amendments are made to the charter.

     - This charter will be reviewed and approved at least annually by the Audit Committee. The Audit Committee Charter also will be reviewed and approved by the Board of Directors on an annual basis.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                              CCFNB BANCORP, INC.

                                   MAY 5, 2004



                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.




   - Please detach along perforated line and mail in the envelope provided. -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------


1. ELECTION OF CLASS 2 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

                                   NOMINEES:
[ ] FOR ALL NOMINEES
                                   ( ) Lance O. Diehl
[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES               ( ) William F. Hess

[ ] FOR ALL EXCEPT                 ( ) Paul E. Reichart
    (See instructions below)




INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (-)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                                                                 [ ]
--------------------------------------------------------------------------------

2. Proposal to ratify the selection of J.H. Williams & Co. LLP, Certified Public Accountants, of Kingston, Pennsylvania, as the independent auditors for the Corporation for the year ending December 31, 2004.

                                                           FOR  AGAINST  ABSTAIN

                                                           [ ]    [ ]      [ ]


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE.




                Yes, I(we) plan to attend the Annual Meeting. [ ]

                Insert Number Attending: ____________

Signature of Shareholder ________________________________ Date: ________________

Signature of Shareholder ________________________________ Date: ________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                               CCFNB BANCORP, INC.

                                      PROXY

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 5, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints Elaine M. Edwards and Dean R. Kelchner and each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of CCFNB Bancorp, Inc. (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Danville Elks, located on Route 11 between Bloomsburg and Danville, PA, on Wednesday, May 5, 2004 at 10:30 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)